ANNUITY INVESTORS[SERVICEMARK] VARIABLE ACCOUNT A
                                       of
         ANNUITY INVESTORS LIFE INSURANCE COMPANY[REGISTERED TRADEMARK]

                      Supplement to May 1, 1997 Prospectus
                                     for the
                    Commodore Nauticus[REGISTERED TRADEMARK]
                     Group Flexible Premium Deferred Annuity
                       Date of Supplement: October 1, 1997


The following provision is inserted in the TRANSFERS section of your Prospectus:

PRINCIPAL GUARANTEE OPTION
The Participant may elect to have the Company allocate a portion of a Purchase Payment to the Fixed Account Seven-Year Guarantee Period such that, at the end of the Seven-Year Guarantee Period, that account will grow to an amount equal to the total Purchase Payment. The Company determines the portion of the Purchase Payment which must be allocated to the Fixed Account Seven-Year Guarantee Period such that, based on the interest rate then in effect, the Seven-Year Guarantee account will grow to equal the full amount of the Purchase Payment after seven years. The minimum Purchase Payment eligible for the Principal Guarantee program is $5,000.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                               ANNUITY INVESTORS[SERVICEMARK]